UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

ON ASSIGNMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ON ASSIGNMENT, INC. 26745 MALIBU HILLS ROAD CALABASAS, CA 91301

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees	0	0	0
01 Peter T. Dameris	02 Jonathan S. Holman
The Board of Directors recommends you vote FOR proposals 2A, 2B, 2C, 2D, 2E, 3 and 4.					For	Against	Abstain
2. Approval of our amended and restated certificate of incorporation as follows: 2A. Amending Article V to remove the requirement that stockholders adopt a resolution if the Board of Directors adopts any Bylaw amendment that increases or reduces the authorized number of directors.					0	0	0
2B. Setting a range of four to nine as the authorized number of directors in the Bylaws, and amending Article V to allow further amendments to the Bylaws to be done with a majority instead of a 66 2/3% vote;					0	0	0
2C. Amending Article IX to remove (1) the requirement that stockholders take action by meetings and (2) the restriction which prohibits stockholders from taking any action by written consent without a meeting.					0	0	0
2D. Amending Article XII to remove the supermajority vote requirement to amend, alter, change or repeal certain provisions of our existing restated certificate of incorporation, as amended, as well as revise paragraph 1 and remove paragraph 5 of Article VI of the certificate of incorporation.					0	0	0
2E. Amending Article I to update our registered office and adding a new Article XIII which establishes Delaware as the exclusive forum for certain disputes.					0	0	0
3. Non-binding advisory vote to approve compensation of our named executive officers.					0	0	0
4. To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2013.					0	0	0
NOTE: Such other business as may properly come before the Annual Meeting or any adjournments thereof.

	Yes	No
Please indicate if you plan to attend this meeting	0	0
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com.
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ON ASSIGNMENT, INC.
Annual Meeting of Stockholders
June 19, 2014 9:00 AM EDT
This proxy is solicited by the Board of Directors
The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the Proxy Statement and the Annual Report to Stockholders of On Assignment, Inc. (the "Company"), and appoints Jennifer Hankes Painter and James L. Brill and each of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on April 21, 2014, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 19, 2014 at 9:00 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. This proxy may be revoked at any time before it is voted by delivering to the Company's Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED "FOR" PROPOSALS ONE, TWO A-E, THREE AND FOUR UNLESS CONTRARY DIRECTIONS ARE GIVEN, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side